UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K /A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 1, 2014

BLACKCRAFT CULT, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54898	30-0686483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 N Main Street. Unit B
Orange, CA 92867
(Address of Principal Executive Offices, including zip code)

(949) 547-5916
(Registrant’s telephone number, including area code)

(Former name, former address, if changed since last report)

Copies of Communications to:
Stoecklein Law Group, LLP
Columbia Center
401 West A Street, Suite 1150
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

*EXPLANATORY NOTE – The Registrant is amending its Form 8-K, filed on April 3, 2014, to include disclosures for the year ended December 31, 2012.

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01                      Changes in the Registrant’s Certifying Accountant.

On April 1, 2014, De Joya Griffith, LLC (the “Former Accountant”) was dismissed as the Registrant’s independent registered public accountants.  On April 1, 2014, the Board of Directors of the Registrant approved the engagement of Seale & Beers, CPA’s (the “New Accountant”) to serve as the Registrant’s independent registered public accountants for the fiscal years 2014. The New Accountant was engaged on April 1, 2014.

The Former Accountant issued its auditors’ report on the financial statements for the fiscal years ended December 31, 2013 and December 31, 2012 . The Former Accountant’s auditor reports on the financial statements for the years ended December 31, 2013 and December 31, 2012 included an explanatory paragraph as to the Registrant’s ability to continue as a going concern.

Other than the going concern uncertainty, the Former Accountant’s auditor report on the financial statements of the Registrant for the years ended December 31, 2013 and December 31, 2012 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2012 and December 31, 2013 and through the date of this Current Report, there have been no disagreements with the Former Accountant (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Former Accountant, would have caused them to make reference thereto in their report on financial statements for such years.

During the years ended December 31, 2012 and December 31, 2013 and through the date of this Current Report on Form 8-K there were no reportable events as defined in Item 304(a)(1)(iv) of Regulation S-K.

During the years ended December 31, 2012 and December 31, 2013 and through the date of this Current Report on Form 8-K, neither the Registrant nor anyone on its behalf has consulted with the New Accountant regarding either:

1.
The application of accounting principles to specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that the New Accountant concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue; or

2.	Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

The Registrant requested the Former Accountant to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the Former Accountant’s letter to the Commission is attached as Exhibit 16.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 Exhibits

Exhibit Number	Description
16.1	Letter from De Joya Griffith, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKCRAFT CULT, INC.

By: /S/ Robert Schubenski
Robert Schubenski, CEO

Date:  April 8, 2014